Thrivent Series Fund, Inc.

Supplement to Prospectus

dated April 28, 2017

with respect to

Thrivent Partner Healthcare Portfolio

On September 11, 2017, BlackRock Investment Management, LLC will replace Sectoral Asset Management Inc. as the subadviser of Thrivent Partner Healthcare Portfolio (the “Portfolio”). As a result, the following changes to the prospectus will be made on that date.

1.	The third paragraph under “Principal Strategies” in the “Summary Section” will be deleted and replaced with the following:

BlackRock Investment Management, LLC, the Portfolio’s subadviser, considers a variety of factors when choosing investments for the Portfolio, including (i) identifying companies and industries that appear to have the potential for above-average returns; and (ii) identifying companies that are expected to show above-average growth over the long-term, as well as those that appear to be trading below their true worth. The Portfolio will generally sell a stock when, in the opinion of the subadviser, the stock reaches its price target or if there is deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the Portfolio or a better opportunity elsewhere.

2.	The second sentence under “Investment Adviser(s)” in the “Summary Section” will be deleted and replaced with the following:

Thrivent Financial has engaged BlackRock Investment Management, LLC to subadvise the Portfolio.

3.	Information about the portfolio manager under “Management–Portfolio Manager(s)” in the “Summary Section” and under “Portfolio Management–Thrivent Partner Healthcare Portfolio” in the “Management” section will be deleted and replaced with the following:

Erin Xie, Managing Director of BlackRock, Inc., has served as the portfolio manager of the Portfolio since 2017. Dr. Xie has been a Managing Director of BlackRock, Inc. since 2006 and joined BlackRock, Inc. as a Director in 2005. Prior to joining BlackRock, Inc., Dr. Xie was a Senior Vice President of State Street Research & Management from 2001 to 2005.

The date of this Supplement is September 1, 2017.

Please include this Supplement with your Prospectus.

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